NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2025
NET INCOME PER SHARE
NET INCOME PER SHARE

16.NET INCOME PER SHARE

The computation of basic and diluted net income per share for the years ended December 31, 2023, 2024 and 2025 is as follows:

	For the year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
	(In thousands, except share and per share data)
Numerator
Net income attributable to ordinary shareholders of KANZHUN LIMITED	1,099,227	1,584,664	2,735,340

Denominator
Weighted average number of ordinary shares used in computing basic net income per share	870,304,878	881,882,225	901,033,318
Dilutive effect of share-based awards	32,431,117	27,346,532	25,959,213
Weighted average number of ordinary shares used in computing diluted net income per share	902,735,995	909,228,757	926,992,531

Net income per share attributable to ordinary shareholders of KANZHUN LIMITED
—Basic	1.26	1.80	3.04
—Diluted	1.22	1.74	2.95